Securities Act Registration No. 002-73468
                               Investment Company Act Registration No. 811-03235
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549
                            -------------------------
                                    FORM N-1A
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        |X|


                        Pre-Effective Amendment No.__ [ ]
                       Post-Effective Amendment No. 28 |X|
                                     and/or
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |X|

                              Amendment No. 29 |X|
                        (Check appropriate box or boxes.)


                           FMI COMMON STOCK FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

  100 East Wisconsin Avenue, Suite 2200
          Milwaukee, Wisconsin                                 53202
          --------------------                                 -----
(Address of Principal Executive Offices)                    (Zip Code)

                                 (414) 226-4555
              (Registrant's Telephone Number, including Area Code)

                                                          Copy to:
            Ted D. Kellner                            Richard L. Teigen
 100 East Wisconsin Avenue, Suite 2200               Foley & Lardner LLP
      Milwaukee, Wisconsin 53202                  777 East Wisconsin Avenue
      --------------------------                 Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)          --------------------------
  ----------------------------------


Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

     [_]  immediately upon filing pursuant to paragraph (b)


     |X|  on January 31, 2008 pursuant to paragraph (b)


     [_]  60 days after filing pursuant to paragraph (a)(1)

     [_]  on (date) pursuant to paragraph (a)(1)

     [_]  75 days after filing pursuant to paragraph (a)(2)

     [_]  on (date) pursuant to paragraph (a)(2), of Rule 485

If appropriate, check the following box:

     [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               P R O S P E C T U S
                                JANUARY 31, 2008



                                       FMI
                                  Common Stock
                                   Fund, Inc.

                                    A NO-LOAD
                                   MUTUAL FUND


P  R  O  S  P  E  C  T  U  S                                  JANUARY  31,  2008


                                       FMI
                             Common Stock Fund, Inc.

     FMI Common Stock Fund is a no-load mutual fund seeking long-term capital appreciation by investing in small- to mid-cap value stocks.

     Please read this Prospectus and keep it for future reference. It contains important information, including information on how FMI Common Stock Fund invests and the services it offers to shareholders.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS


Questions Every Investor Should Ask Before Investing in the Fund               1
Fees and Expenses                                                              3
Investment Objective and Strategies                                            3
Disclosure of Portfolio Holdings                                               4
Management of the Fund                                                         4
The Fund's Share Price                                                         4
Purchasing Shares                                                              5
Redeeming Shares                                                               8
Market Timing Procedures                                                      11
Exchanging Shares                                                             11
Dividends, Distributions and Taxes                                            12
Financial Highlights                                                          13


FMI Common Stock Fund, Inc.                                       (414) 226-4555
100 East Wisconsin Avenue, Suite 2200                           www.fmifunds.com
Milwaukee, Wisconsin  53202

                         QUESTIONS EVERY INVESTOR SHOULD
                             ASK BEFORE INVESTING IN
                                    THE FUND

1.   WHAT  IS  THE  FUND'S  GOAL?

     FMI  Common  Stock  Fund  seeks  long-term  capital  appreciation.

2.   WHAT  ARE  THE  FUND'S  PRINCIPAL  INVESTMENT  STRATEGIES?

     The Fund invests mainly in small- to mid-capitalization (i.e., less than $5 billion market capitalization) value stocks of companies listed or traded on a national securities exchange or on a national securities association. The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:

     o A strong, defendable market niche or products and services niche that is difficult to replicate

     o    A  high  degree  of  relative  recurring  revenue

     o    Modestly  priced  products  or  services

     o Attractive return-on-investment economics (i.e., where return on investment exceeds a company's cost of capital over a three to five year period)

     o    Above-average  growth  or  improving  profitability  prospects

     The  Fund  considers  valuation:

     o    On  both  an  absolute  and  relative  to  the  market  basis

     o    Utilizing  both  historical  and  prospective  analysis

     In reviewing companies, the Fund applies the characteristics identified above on a case by case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

     The Fund's adviser will generally sell a portfolio security when the adviser believes:

     o    The  security  has  achieved  its  value  potential

     o    Such  sale  is  necessary  for  portfolio  diversification

     o    Changing  fundamentals  signal  a  deteriorating  value  potential

     o    Other  securities  have  a  better  performance  potential

3.   WHAT  ARE  THE  PRINCIPAL  RISKS  OF  INVESTING  IN  THE  FUND?

     Investors in the Fund may lose money. There are risks associated with the types of securities in which the Fund invests. These risks include:

     o STOCK MARKET RISK: The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

     o MEDIUM CAPITALIZATION COMPANIES RISK: The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.

     o SMALL CAPITALIZATION COMPANIES RISK: Small capitalization companies typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller share of the market for their products or services, than larger capitalization companies. The stocks of small capitalization companies tend to have less trading volume than stocks of larger capitalization companies.
          Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in small capitalization company stocks falls out of favor with investors and the stocks of small companies underperform.

     o VALUE INVESTING RISK: The Fund's portfolio managers may be wrong in their assessment of a company's value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time "value" investing falls out of favor with investors. During these periods, the Fund's relative performance may suffer.

     o MARKET TIMING RISK: Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares. The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund. In such event, the Fund's Board of Directors may reconsider its decision not to adopt policies and procedures.

     Because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that will increase and decrease in value should not invest in the Fund.

4.   HOW  HAS  THE  FUND  PERFORMED?

     The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how its average annual returns over various periods compare to the performance of the Russell 2000 Index. Please remember that the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

                              FMI COMMON STOCK FUND
                      (Total return for the calendar year)


1998               -5.04%
1999                6.50%
2000               19.07%
2001               18.64%
2002               -5.75%
2003               24.08%
2004               18.79%
2005                9.45%
2006               17.14%
2007               -1.97%


Note: During the ten year period shown on the bar chart, the Fund's highest total return for a quarter was 20.92% (quarter ended June 30, 1999) and the lowest total return for a quarter was -16.71% (quarter ended September 30, 1998).

     The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes and after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.


AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED                     ONE             5             10
DECEMBER 31, 2007)                         YEAR          YEARS          YEARS
----------------------------               ----          -----          -----
FMI Common Stock Fund
  Return before taxes                     -1.97%         13.12%         9.57%
  Return after taxes
    on distributions                      -4.62%         11.27%         7.37%
  Return after taxes on
    distributions and sale
    of Fund shares                         1.21%         11.06%         7.39%
Russell 2000 Index(1)<F1>(2)<F2>          -1.57%         16.25%         7.08%


(1)<F1>   Reflects  no  deduction  for  fees,  expenses  or  taxes.
(2)<F2> The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which comprises the 3,000 largest U.S. companies based on total market capitalization.

                                FEES AND EXPENSES

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load)
  Imposed on Purchases (as a
  percentage of offering price)                                  No Sales Charge
Maximum Deferred
  Sales Charge (Load)                                            No Deferred
                                                                 Sales Charge
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Distributions                                    No Sales Charge
Redemption Fee                                                   None(1)<F3>
Exchange Fee                                                     None

(1)<F3>  Our transfer agent charges a fee of $15.00 for each wire redemption.


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)
Management Fees                                                  1.00%
Distribution and/or
  Service (12b-1) Fees                                           None
Other Expenses                                                   0.20%
Total Annual Fund
  Operating Expenses                                             1.20%


EXAMPLE

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


          1  YEAR          3  YEARS          5  YEARS          10  YEARS
          -------          --------          --------          ---------
            $122             $381              $660              $1,455


                       INVESTMENT OBJECTIVE AND STRATEGIES

     The Fund seeks long-term capital appreciation. Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.

     The Fund, in response to adverse market, economic, political or other conditions, may take temporary defensive positions. This means that the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements). The Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

     The Fund's portfolio managers are patient investors. The Fund does not attempt to achieve its investment objective by active and frequent trading of common stocks.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund's policies and procedures respecting disclosure of its portfolio holdings.

                             MANAGEMENT OF THE FUND

     Fiduciary Management, Inc. (the "Adviser") is the Fund's investment adviser. The Adviser's address is:

                           100 East Wisconsin Avenue,
                                   Suite 2200
                              Milwaukee, WI  53202

     The Adviser has been in business since 1980 and has been the Fund's only investment adviser. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. The Adviser makes the decisions as to which securities to buy and which securities to sell. The annual investment advisory fee the Fund pays the Adviser is equal to 1.00% of the Fund's average daily net assets.

     A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with the Adviser is available in the Fund's semi-annual report to shareholders for the most recent period ended March 31.

     Ted D. Kellner and Patrick J. English are primarily responsible for the day-to-day management of the Fund's portfolio and are the Fund's co-portfolio managers. As such, they are equally responsible for the day-to-day management of the Fund's portfolio. Mr. Kellner has been a portfolio manager since the Fund commenced operation on December 18, 1981 and Mr. English has been a portfolio manager since October 1, 1997. Mr. Kellner has been employed by the Adviser in various capacities since 1980 and Mr. English has been employed by the Adviser in various capacities since 1986. Their current positions with the Adviser are:

     Ted D. Kellner         Chairman of the Board and
                            Chief Executive Officer

     Patrick J. English     President

     The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

                             THE FUND'S SHARE PRICE

     The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on most national holidays, on Good Friday, and on the weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. It values most money market instruments it holds, which mature in 60 days or less, at their amortized cost. If market quotations are not readily available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.

     The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

                                PURCHASING SHARES


HOW  TO  PURCHASE  SHARES  FROM  THE  FUND


     1.   Read  this  Prospectus  carefully


     2. Determine how much you want to invest keeping in mind the following minimums (the Fund reserves the right to waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans)*<F4>:


          A.     NEW  ACCOUNTS
                 o     All  Accounts                           $1,000

          B.     EXISTING  ACCOUNTS
                 o     Dividend  reinvestment             No  Minimum
                 o     Automatic  Investment  Plan               $ 50
                 o     All  other  accounts                      $100

          *<F4>  Servicing  Agents  may  impose  different  minimums.

     3.   Complete  the  Purchase  Application,  available  on  our  website:
          (www.fmifunds.com) or call U.S. Bancorp Fund Services, LLC ("USBFS") at 1-800-811-5311, carefully following the instructions. For additional investments, complete the remittance form attached to your individual account statements. (The Fund has additional Purchase Applications and remittance forms if you need them.) If you have any questions, please call 1-800-811-5311.

          In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Permanent addresses containing only a P.O. Box will not be accepted.

          Please contact the transfer agent at 1-800-811-5311 if you need additional assistance when completing your Application.

          If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund reserves the right to close the account within 5 business days if clarifying information/documentation is not received.

     4. Make your check payable to "FMI Common Stock Fund, Inc." All checks must be in U.S. dollars and drawn on U.S. banks. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler's checks or starter checks for the purchase of shares. The Fund is unable to accept post dated checks, post dated on-line bill paychecks, or any conditional order or payment. USBFS, THE FUND'S TRANSFER AGENT, WILL CHARGE A $25 FEE AGAINST A SHAREHOLDER'S ACCOUNT FOR ANY PAYMENT CHECK RETURNED TO THE TRANSFER AGENT. THE SHAREHOLDER WILL ALSO BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT.

     5.   Send  the  application  and  check  to:

          BY  FIRST  CLASS  MAIL

          FMI  Common  Stock  Fund,  Inc.
          c/o  U.S.  Bancorp  Fund  Services,  LLC
          P.O.  Box  701
          Milwaukee,  WI  53201-0701

          BY  OVERNIGHT  DELIVERY
          SERVICE  OR
          REGISTERED  MAIL

          FMI  Common  Stock  Fund,  Inc.
          c/o  U.S.  Bancorp  Fund  Services,  LLC
          615  East  Michigan  Street,  3rd  Floor
          Milwaukee,  WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

     6.   You  may  purchase  shares  by  wire  transfer.

          Initial Investment by Wire - If you wish to open an account by wire, you must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your completed application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given.

          Subsequent Investments by Wire - You must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

     WIRE  INFORMATION:

          You  should  transmit  funds  by  wire  to:

          U.S.  Bank,  N.A.
          777  East  Wisconsin  Avenue
          Milwaukee,  WI  53202
          ABA  #075000022

          For  credit  to:
          U.S.  Bancorp  Fund  Services,  LLC
          Account  #112-952-137

          For  further  credit  to:
          FMI  Common  Stock  Fund,  Inc.
          (shareholder  registration)
          (shareholder  account  number)

     PLEASE REMEMBER THAT U.S. BANK, N.A. MUST RECEIVE YOUR WIRED FUNDS PRIOR TO THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE FOR YOU TO RECEIVE SAME DAY PRICING. THE FUND AND U.S. BANK, N.A. ARE NOT RESPONSIBLE FOR THE
CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

PURCHASING  SHARES  FROM  BROKER-DEALERS,  FINANCIAL  INSTITUTIONS  AND  OTHERS

     Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

     The Fund may enter into agreements with broker-dealers, financial institutions or other service providers ("Servicing Agents") that may include the Fund as an investment alternative in the programs they offer or administer. Servicing agents may:

     o Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents are not subject to the Fund's minimum purchase requirement.

     o Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.


     o Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.


     o Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

     o Be authorized to receive purchase orders on the Fund's behalf (and designate other Servicing Agents to accept purchase orders on the Fund's behalf). If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund's behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

     If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent. Investors purchasing or redeeming through a servicing agent need to check with the servicing agent to determine whether the servicing agent has entered into an agreement with the Fund. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis. If the Servicing Agent does not, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

TELEPHONE  PURCHASES

     The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account. To establish the telephone purchase option for your account, complete the appropriate section in the Purchase Application. Only bank accounts held at domestic financial institutions that are Automated Clearing House ("ACH") members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by the Fund's transfer agent, USBFS. Purchases must be in amounts of $1,000 or more and may not be used for initial purchases of the Fund's shares. To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, USBFS must receive your purchase order prior to the close of regular trading on such date. Most transfers are completed within one business day. Telephone purchases may be made by calling 1-800-811-5311. ONCE A TELEPHONE TRANSACTION
HAS  BEEN  PLACED,  IT  CANNOT  BE  CANCELED  OR  MODIFIED.

     If you have already opened an account, you may write to USBFS requesting this option. The "Telephone Option" form is also available on our website (www.fmifunds.com).

OTHER  INFORMATION  ABOUT  PURCHASING  SHARES  OF  THE  FUND

     The Fund may reject any Purchase Application for any reason. The Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.

     Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

     The Fund will not issue certificates evidencing shares purchased unless the investor makes a written request. The Fund will send investors a written confirmation for all purchases of shares whether or not evidenced by certificates.

     The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis. The Fund also offers the following retirement plans:


     o    Traditional  IRA
     o    Roth  IRA
     o    Coverdell  Education  Savings  Account
     o    SEP-IRA
     o    Simple  IRA


     Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-811-5311. The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.


HOUSEHOLDING



     To reduce expenses, we may mail only one copy of the Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-811-5311. Individual copies will be sent upon request.


                                REDEEMING SHARES

HOW  TO  REDEEM  (SELL)  SHARES  BY  MAIL

     1.   Prepare  a  letter  of  instruction  containing:

          o    account  number(s)

          o    the amount  of  money  or  number  of  shares  being  redeemed

          o    the  name(s)  on  the  account

          o    daytime  phone  number

          o additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund's transfer agent, USBFS, in advance, at 1-800-811-5311 if you have any questions.

     2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

     3. If you hold physical certificates for your shares, they should be mailed to or deposited with USBFS and should be accompanied with a written request for redemption. The written request should contain a signature guarantee. Even though the back of the certificate contains a line for a signature and signature guarantee, please return the certificates unsigned.

     4. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the New York Stock Exchange or other eligible guarantor institution in the following situations:

          o When redemption proceeds are sent to any person, address or bank account not on record.

          o As noted above, the redemption request involves physical certificates.

          o The redemption request is made within 30 days after an address change.


          o When establishing or modifying certain services on the account.


          o    If ownership  on  your  account  is  changed.

          o Written requests to wire redemption proceeds (if not previously authorized on the account).

     In addition to the situations described above, the Fund and/or the Transfer Agent may require a signature guarantee in other circumstances based on the facts and circumstances relative to the particular situation.

A NOTARIZED SIGNATURE IS NOT AN ACCEPTABLE SUBSTITUTE FOR A SIGNATURE GUARANTEE.


THE FUND MAY WAIVE THE SIGNATURE GUARANTEE REQUIREMENT IN CERTAIN CIRCUMSTANCES.


     5.   Send  the  letter  of  instruction  and  certificates,  if  any,  to:

          BY  FIRST  CLASS  MAIL

          FMI  Common  Stock  Fund,  Inc.
          c/o  U.S.  Bancorp  Fund  Services,  LLC
          P.O.  Box  701
          Milwaukee,  WI  53201-0701

          BY  OVERNIGHT  DELIVERY
          SERVICE  OR  REGISTERED  MAIL

          FMI  Common  Stock  Fund,  Inc.
          c/o  U.S.  Bancorp  Fund  Services,  LLC
          615  East  Michigan  Street,  3rd  Floor
          Milwaukee,  WI  53202-5207

PLEASE DO NOT MAIL LETTERS BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL TO THE POST OFFICE BOX ADDRESS.

HOW  TO  REDEEM  (SELL)  SHARES  BY  TELEPHONE


     1. Instruct the Fund's transfer agent, USBFS, in writing, that you want the option of redeeming shares by telephone. This can be done when completing the Purchase Application. If you have already opened an account, you may write to USBFS requesting this option. When you do so, please sign the request exactly as your account is registered. Your signature may need to be guaranteed. The "Telephone Option" form is also available on our website (www.fmifunds.com). Shares held in individual retirement accounts cannot be redeemed by telephone.


     2. Assemble the same information that you would include in the letter of instruction for a written redemption request.

     3. Call USBFS at 1-800-811-5311. PLEASE DO NOT CALL THE FUND OR THE ADVISER. Redemption requests received in good order before 4:00 p.m. Eastern Time will receive that day's net asset value, and redemption requests received after 4:00 p.m. Eastern Time will receive the next day's net asset value. (The maximum redemption allowed by telephone is $50,000; the minimum redemption allowed by telephone is $500. However, the Adviser reserves the right to waive the maximum redemption amount for certain accounts, such as omnibus or certain retirement plan accounts.) ONCE A TELEPHONE TRANSACTION HAS BEEN PLACED, IT CANNOT BE CANCELED OR MODIFIED.

HOW  TO  REDEEM  (SELL)  SHARES  THROUGH  SERVICING  AGENTS

     If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so. Servicing Agents may charge you a fee for this service.

REDEMPTION  PRICE

     The redemption price per share you receive for redemption requests is the next determined net asset value after:

     o USBFS receives your written request in good order with all required information and documents as necessary. Shareholders should contact USBFS for further information concerning documentation required for redemption of fund shares for certain account types.

     o USBFS receives your authorized telephone request in good order with all required information.

     o If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day's net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day's net asset value.

PAYMENT  OF  REDEMPTION  PROCEEDS


     o USBFS will send redemption proceeds no later than the seventh day after it receives the request, along with all required information.


     o If you request in the letter of instruction, USBFS will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer ("EFT") or wire. An EFT generally takes up to 3 business days to reach the shareholder's account whereas USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price.

     o USBFS currently charges $15 for each wire redemption but does not charge a fee for EFTs.

     o Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

OTHER  REDEMPTION  CONSIDERATIONS

     When redeeming shares of the Fund, shareholders should consider the following:

     o    The  redemption  may  result  in  a  taxable  gain.

     o Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

     o As permitted by the Investment Company Act, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.

     o If you purchased shares by check, or by EFT, the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 days from the date of purchase).


     o Unless previously authorized on the account, USBFS will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.


     o USBFS will send the proceeds of telephone redemptions to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

     o The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. Both the Fund and USBFS may modify or terminate their procedures for telephone redemptions at any time. Neither the Fund nor USBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, you may find telephone redemptions difficult to implement. If a Servicing Agent or Shareholder cannot contact USBFS by telephone, they should make a redemption request in writing in the manner described earlier.

     o If your account balance falls below $1,000 because you redeem or exchange shares, the Fund reserves the right to notify you to make additional investments within 60 days so that your account balance is $1,000 or more. If you do not, the Fund may close your account and mail the redemption proceeds to you.

     o While the Fund generally pays redemption requests in cash, the Fund reserves the right to pay redemption requests "in kind." This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash. Shareholders who receive a redemption "in kind" may incur costs to dispose of such securities.

                            MARKET TIMING PROCEDURES

     Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Notwithstanding the foregoing, the Fund's Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund.

     The officers of the Fund receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund. In such event, the Fund's Board of Directors may reconsider its decision not to adopt policies and procedures.

                                EXCHANGING SHARES

     Shares  of  the  Fund  may  be  exchanged  for  shares  of:

     o    FMI  Focus  Fund
     o    FMI  Large  Cap  Fund
     o    FMI  Provident  Trust  Strategy  Fund
     o    First  American  Prime  Obligations  Fund

at the relative net asset values. FMI Focus Fund, FMI Large Cap Fund and FMI Provident Trust Strategy Fund are other mutual funds advised by the Adviser. An affiliate of USBFS advises First American Prime Obligations Fund Class A. This is a money market mutual fund offered to respond to changes in your goals or market conditions. Neither USBFS nor First American Prime Obligations Fund is affiliated with the Fund or the Adviser. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical. Exchanges may be authorized by telephone. This can be done when completing the Purchase Application, or by writing to USBFS to request this option. The "Telephone Option" form is also available on our website (www.fmifunds.com).

HOW  TO  EXCHANGE  SHARES

     1. Read this Prospectus (and the prospectus for the fund for which shares are to be exchanged) carefully.

     2. Determine the number of shares you want to exchange keeping in mind that exchanges to open a new account are subject to the appropriate investment minimums.

     3. Write to FMI Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

     4. If a telephone exchange option has been selected, call 1-800-811-5311 to complete your exchange transaction.

     ONCE A TELEPHONE TRANSACTION HAS BEEN PLACED, IT CANNOT BE CANCELED OR MODIFIED.

     Call the transfer agent to obtain the necessary exchange authorization forms and any one of the following Prospectuses: (a) FMI Focus Fund, (b) FMI
Large Cap Fund, (c) FMI Provident Trust Strategy Fund or (d) First American Prime Obligations Fund. This exchange privilege does not constitute an offering or recommendation on the part of the Fund or the Adviser of an investment in any of the foregoing mutual funds, or in the First American Prime Obligations Fund.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have four distribution options:

     o ALL REINVESTMENT OPTION - Both dividend and capital gains distributions will be reinvested in additional Fund shares.

     o PARTIAL REINVESTMENT OPTION - Dividends will be paid in cash and capital gains distributions will be reinvested in additional Fund shares.

     o PARTIAL REINVESTMENT OPTION - Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

     o ALL CASH OPTION - Both dividend and capital gains distributions will be paid in cash.

     You may make this election on the Purchase Application. You may change your election by writing to USBFS or by calling 1-800-811-5311.

     If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at the Fund's then current net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


     The Fund's distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax. These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Fund expects that its distributions generally will consist primarily of long-term capital gains.

                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past five fiscal years of operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report which is available upon request.


                                                                   YEARS ENDED SEPTEMBER 30,
                                                      ----------------------------------------------------
                                                      2007        2006         2005       2004        2003
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of year                   $26.49      $26.58      $24.08      $20.47      $17.38
Income from investment operations:
   Net investment income (loss)                        0.08        0.09       (0.02)      (0.08)      (0.09)
   Net realized and unrealized
     gains on investments                              3.08        2.79        3.73        4.17        3.18
                                                     ------      ------      ------      ------      ------
Total from investment operations                       3.16        2.88        3.71        4.09        3.09

Less distributions:
   Distributions from net investment income           (0.07)      (0.02)          -           -           -
   Distributions from net realized gains              (2.97)      (2.95)      (1.21)      (0.48)          -
                                                     ------      ------      ------      ------      ------
Total from distributions                              (3.04)      (2.97)      (1.21)      (0.48)          -
                                                     ------      ------      ------      ------      ------
Net asset value, end of year                         $26.61      $26.49      $26.58      $24.08      $20.47
                                                     ------      ------      ------      ------      ------
                                                     ------      ------      ------      ------      ------
TOTAL RETURN                                         12.81%      12.62%      16.11%      20.33%      17.78%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year (in 000's $)             492,015     462,978     440,669     400,864     221,919
   Ratio of expenses to average net assets            1.20%       1.21%       1.21%       1.23%       1.25%
   Ratio of net investment income (loss)
     to average net assets                            0.30%       0.35%      (0.06%)     (0.33%)     (0.46%)
   Portfolio turnover rate                            49.6%       38.4%       34.2%       39.4%       34.0%


                           Not part of the Prospectus

                                    FMI Funds
                                 PRIVACY POLICY
We  collect  the  following  nonpublic  personal  information  about  you:

     o Information we receive from you on or in applications or other forms, correspondence or conversations.

     o Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     To learn more about the FMI Common Stock Fund, you may want to read FMI Common Stock Fund's Statement of Additional Information (or "SAI") which contains additional information about the Fund. FMI Common Stock Fund has incorporated by reference the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

     You also may learn more about FMI Common Stock Fund's investments by reading the Fund's annual and semi-annual reports to shareholders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of FMI Common Stock Fund during its last fiscal year.

     The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling USBFS at 1-800-811-5311, or by visiting the Fund's website (http://www.fmifunds.com).

     Prospective investors and shareholders who have questions about FMI Common Stock Fund may also call the following number or write to the following address.

     FMI  Common  Stock  Fund
     100  East  Wisconsin  Avenue,  Suite  2200
     Milwaukee,  Wisconsin  53202
     1-800-811-5311
     www.fmifunds.com

     The general public can review and copy information about FMI Common Stock Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Please call 1-202-942-8090 for information on the operations of the Public Reference Room.) Reports and other information about FMI Common Stock Fund are also available on the EDGAR Database at the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

     Public  Reference  Section
     Securities  and  Exchange  Commission
     Washington,  D.C.  20549-0102

     Please refer to FMICommon Stock Fund's Investment Company Act File No. 811-03235 when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION                             January 31, 2008
-----------------------------------




                           FMI COMMON STOCK FUND, INC.
                      100 East Wisconsin Avenue, Suite 2200
                           Milwaukee, Wisconsin 53202



                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of FMI Common Stock Fund, Inc. dated January 31, 2008. Requests for copies of the prospectus should be made by writing to FMI Common Stock Fund, Inc., 100 East Wisconsin Avenue, Suite 2200 Milwaukee, Wisconsin 53202, Attention: Corporate Secretary or by calling
(414) 226-4555.

                  The following financial statements are incorporated by reference to the Annual Report, dated September 30, 2007, of FMI Common Stock Fund, Inc. (File No. 811-03235) as filed with the Securities and Exchange Commission on Form N-CSR on November 16, 2007:


                     Report of Independent Registered Public Accounting Firm Statement of Net Assets
                     Statement of Operations
                     Statements of Changes in Net Assets
                     Financial Highlights
                     Notes to Financial Statements

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-811-5311.

                           FMI COMMON STOCK FUND, INC.

                                Table of Contents

                                                                        Page No.

FUND HISTORY AND CLASSIFICATION..............................................1

INVESTMENT RESTRICTIONS......................................................1

INVESTMENT CONSIDERATIONS....................................................2

DISCLOSURE OF PORTFOLIO HOLDINGS.............................................5

DIRECTORS AND OFFICERS OF THE FUND...........................................7


DOLLAR RANGE OF FUND SHARES.................................................13

PRINCIPAL SHAREHOLDERS......................................................14

INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR....................14

DETERMINATION OF NET ASSET VALUE............................................17

DISTRIBUTION OF SHARES......................................................18

AUTOMATIC INVESTMENT PLAN...................................................18

REDEMPTION OF SHARES........................................................19

EXCHANGE PRIVILEGE..........................................................19

SYSTEMATIC WITHDRAWAL PLAN..................................................20

ALLOCATION OF PORTFOLIO BROKERAGE...........................................20

CUSTODIAN...................................................................21

TAXES.......................................................................21

SHAREHOLDER MEETINGS........................................................22

CAPITAL STRUCTURE...........................................................23

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................24

DESCRIPTION OF SECURITIES RATINGS...........................................24


                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated January 31, 2008 and, if given or made, such information or representations may not be relied upon as having been authorized by FMI Common Stock Fund, Inc.


                  This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

                  FMI Common Stock Fund, Inc. (the "Fund"), a Wisconsin corporation incorporated on July 29, 1981, is a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the "Act").

                             INVESTMENT RESTRICTIONS

                  The Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholders meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

                  1. The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange.

                  2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not in excess of 5% of the value of its assets) for emergency or extraordinary purposes, and will not pledge any of its assets except to secure borrowings and only to an extent not greater than 10% of the value of the Fund's net assets.

                  3. The Fund will not lend money (except by purchasing publicly distributed debt securities or entering into repurchase agreements provided that repurchase agreements maturing in more than seven days plus all other illiquid or not readily marketable securities will not exceed 10% of the Fund's total assets) and will not lend its portfolio securities.

                  4. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

                  5. The Fund will not make investments for the purpose of exercising control or management of any company.

                  6. The Fund will not purchase securities of any issuer (other than the United States or an instrumentality of the United States) if, as a result of such purchase, the Fund would hold more than 10% of any class of securities, including voting securities, of such issuer or more than 5% of the Fund's total assets, taken at current value, would be invested in securities of such issuer, except that up to 25% of the Fund's total assets may be invested without regard to these limitations.

                  7. The Fund will not concentrate 25% or more of the value of its assets, determined at the time an investment is made, exclusive of government securities, in securities issued by companies primarily engaged in the same industry.

                  8. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

                  9. The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Fund, or directors, officers or other affiliated persons of its investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

                  10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

                  11. The Fund will not purchase any interest in any oil, gas or other mineral leases or any interest in any oil, gas or any other mineral exploration or development program.

                  12. The Fund will not purchase or sell real estate or real estate mortgage loans or real estate limited partnerships.

                  13. The Fund will not purchase or sell commodities or commodities contracts or engage in arbitrage transactions.

                  The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made, except for those percentage restrictions relating to bank borrowings. If these restrictions (except for those percentage restrictions relating to bank borrowings) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund's fundamental restrictions will be deemed to have occurred.

                  In accordance with the requirements of Rule 35d-1 under the Act, it is a non-fundamental policy of the Fund to normally invest at least 80% of the value of its net assets in the particular type of investments suggested by the Fund's name. If the Fund's Board of Directors determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold face type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.

                            INVESTMENT CONSIDERATIONS

                  The Fund invests mainly in common stocks of small- to mid-capitalization companies traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association. However when the Fund's investment adviser, Fiduciary Management, Inc. (the "Adviser"), believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Fund may invest in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants. The Fund's prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also describes non-principal investment strategies and risks. The percentage limitations set forth in this section on investment considerations are not fundamental policies and may be changed without shareholder approval.

Investment Grade Investments


                   The Fund may invest in publicly distributed debt securities and nonconvertible preferred stocks which offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. The Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). A description of the foregoing ratings is set forth in "Description of Securities Ratings."


                  The principal risks associated with investments in debt securities are interest rate risk and credit risk. Interest rate risk reflects the principle that, in general, the value of debt securities rises when interest rates fall and falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. Credit risk is the risk that the issuers of debt securities held by the Fund may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security leading to greater volatility in the price of the security.

  Preferred Stocks

                  The Fund may invest in preferred stocks. Preferred stocks have a preference over common stocks in liquidation (and generally dividends as well) but are subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risks while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants

                  The Fund may invest in warrants. Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security's market price.

Foreign Securities

                  The Fund may invest in securities of foreign issuers traded on a foreign securities exchange or in American Depository Receipts of such issuers, but will limit its investments in such securities to 20% of its net assets. The Fund may invest in foreign securities traded on a national securities exchange or listed on an automated quotation system sponsored by a national securities association, and such investments are not subject to the 20% limitation. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.

                  American Depositary Receipts ("ADRs") are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. ADRs may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Money Market Instruments

                  The Fund may invest in cash and money market securities. The Fund may do so when taking a temporary defensive position or to have assets available to pay expenses, satisfy redemption requests or take advantage of investment opportunities. The money market securities in which the Fund invests include conservative fixed-income securities, such as United States Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100 million at the time of purchase), commercial paper rated A-1 or A-2 by Standard & Poor's Corporation or Prime-1 or Prime-2 by Moody's Investors Service, Inc., commercial paper master notes, and repurchase agreements. These money market instruments are the types of investments the Fund may make while assuming a temporary defensive position.

                  The Fund may invest in commercial paper or commercial paper master notes rated, at the time of purchase, within the highest rating category by a nationally recognized statistical rating organization (NRSRO). Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding. The principal investment risk associated with the Fund's investments in commercial paper and commercial paper master notes is credit risk.

                  The Fund may enter into repurchase agreements with banks that are Federal Reserve Member banks and non-bank dealers of U.S. government securities which, at the time of purchase, are on the Federal Reserve Bank of New York's list of primary dealers with a capital base greater than $100 million. Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited. The principal investment risk associated with the Fund's investments in repurchase agreements is credit risk. There is also the risk of lost opportunity if the market price of the repurchased security exceeds the repurchase price.

Portfolio Turnover

                  The Fund does not trade actively for short-term profits. However, if the objectives of the Fund would be better served, short-term profits or losses may be realized from time to time. The annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. Increased portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or mark-ups or mark-downs) which the Fund must pay and increased realized gains (or losses) to investors. Distributions to shareholders of realized gains, to the extent that they consist of net short-term capital gains, will be considered ordinary income for federal income tax purposes.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

                  The Fund maintains written policies and procedures (as described below) regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Fund's Chief

Compliance Officer will report periodically to the Board of Directors with respect to compliance with the Fund's portfolio holdings disclosure procedures. The Board of Directors or the Fund's Chief Compliance Officer may authorize the disclosure of the Fund's portfolio holdings prior to the public disclosure of such information.

                  The Fund may not receive any compensation for providing its portfolio holdings information to any category of persons. The Fund generally does not provide its portfolio holdings to rating and ranking organizations until the portfolio holdings have been disclosed on the Fund's website (as described below). The Fund may not pay any of these rating and ranking organizations. The disclosure of the Fund's portfolio holdings to Fund service providers is discussed below.


                  There may be instances where the interests of the shareholders of the Fund respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Fund. In such situations, the Fund's Chief Compliance Officer will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.


Disclosure to Fund Service Providers

                  The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund's portfolio holdings from time to time, on an ongoing basis. As a result, such third party service providers will receive portfolio holdings information prior to and more frequently than the public disclosure of such information, but only on an as needed basis in connection with their services to the Fund. In each case, the Fund's Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential. These third party service providers are the Fund's administrator, Fiduciary Management, Inc., the Fund's legal counsel, Foley & Lardner LLP, the Fund's independent registered public accountants, PricewaterhouseCoopers LLP, the Fund's transfer agent U.S. Bancorp Fund Services, LLC, and the Fund's custodian. U.S. Bank, N.A. The Fund may also provide non-public portfolio holdings information to the Fund's financial printer in connection with the preparation, distribution and filing of the Fund's financial reports and public filings.

Website Disclosure

                  The complete portfolio holdings for the Fund are publicly available on its website (www.fmifunds.com) approximately 10 business days after the end of each quarter. In addition, top ten holdings information for the Fund is publicly available on the Fund's website (www.fmifunds.com) approximately 10 to 45 business days after the end of each quarter.

                       DIRECTORS AND OFFICERS OF THE FUND

                  As a Wisconsin corporation, the business and affairs of the Fund are managed by its officers under the direction of its Board of Directors. Certain important information with respect to each of the directors and officers of the Fund are as follows:



Interested Directors



                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                 During Past Five Years        Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------

Patrick J. English, 47(1)           Director since 1998              Mr. English is President      FMI Funds, Inc.
c/o Fiduciary Management, Inc.      (Indefinite term); Vice          of Fiduciary Management,
100 E. Wisconsin Avenue             President since 1996 (One        Inc. and, since December
Suite 2200                          year term); 3 Portfolios         1986, has been employed
Milwaukee, WI  53202                                                 by the Adviser in
Director and Vice President                                          various capacities.

Ted D. Kellner, 61(1)               Director since 1981              Mr. Kellner is Chairman       Marshall & Ilsley
c/o Fiduciary Management, Inc.      (Indefinite term);               of the Board and Chief        Corporation,
100 E. Wisconsin Avenue             President and Treasurer          Executive Officer of          Metavante
Suite 2200                          since 1981 (One year term        Fiduciary Management,         Technologies,
Milwaukee, WI  53202                for each office); 3              Inc. which he co-founded      Inc., and FMI
Director, President and             Portfolios                       in 1980.                      Funds, Inc.
Treasurer

Donald S. Wilson, 64(1)             Director since 1981              Mr. Wilson is Vice            FMI Mutual Funds,
c/o Fiduciary Management, Inc.      (Indefinite term); Vice          Chairman, Treasurer, and      Inc.
100 E. Wisconsin Avenue             President and Secretary          Chief Compliance
Suite 2200                          since 1981 (One year term        Officer  of Fiduciary
Milwaukee, WI  53202                for each office); 2              Management, Inc. which
Director, Vice President and        Portfolios                       he co-founded in 1980.
Secretary

--------------------


(1) Messrs. English, Kellner and Wilson are directors who are "interested persons" of the Fund as that term is defined in the Act because they are officers of the Fund and the Adviser.

Non-Interested Directors of the Fund



                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                 During Past Five Years        Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------

Barry K. Allen, 59                  Director since 1996              Since September 2007,         Harley-Davidson,
c/o Fiduciary Management, Inc.      (Indefinite term); 4             Mr. Allen has been            Inc., FMI Funds,
100 E. Wisconsin Avenue             Portfolios                       President of Allen            Inc. and FMI
Suite 2200                                                           Enterprises, LLC              Mutual Funds, Inc.
Milwaukee, WI  53202                                                 (Brookfield, WI), a
Director                                                             private equity
                                                                     investments management
                                                                     company, and Senior
                                                                     Advisor for Providence
                                                                     Equity Partners
                                                                     (Providence, RI). He was
                                                                     Executive Vice President
                                                                     of Qwest Communications
                                                                     International, Inc.
                                                                     (Denver, CO), a global
                                                                     communications company,
                                                                     from September 2002 to
                                                                     June 2007.

Robert C. Arzbaecher, 48(1)         Director since 2007              Since August 2000, Mr.        CF Industries
c/o Fiduciary Management, Inc.      (Indefinite term); 4             Arzbaecher has been           Holdings, Inc.,
100 E. Wisconsin Avenue             Portfolios                       President and Chief           FMI Funds, Inc.,
Suite 2200                                                           Executive Officer             and FMI Mutual
Milwaukee, WI 53202                                                  of Actuant Corporation        Funds, Inc.
Director                                                             (Butler, WI), a
                                                                     manufacturer of a
                                                                     broad range of
                                                                     industrial products
                                                                     and systems, and,
                                                                     since January 2002,
                                                                     has been the Chairman
                                                                     of the Board of
                                                                     Directors of Actuant
                                                                     Corporation.

George D. Dalton, 79                Director since 1998              Since January 2000, Mr.       FMI Funds, Inc.
c/o Fiduciary Management, Inc.      (Indefinite term); 4             Dalton has been Chairman      and FMI Mutual
100 E. Wisconsin Avenue             Portfolios                       and Chief Executive           Funds, Inc.
Suite 2200                                                           Officer of NOVO1 (f/k/a
Milwaukee, WI  53202                                                 Call_Solutions.com,
Director                                                             Inc.) (Waukesha, WI), a
                                                                     privately held company
                                                                     specializing in
                                                                     teleservices call
                                                                     centers.


--------------------



(1) Elected director at December 21, 2007 Board meeting.

Non-Interested Directors of the Fund



                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                 During Past Five Years        Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------

Gordon H. Gunnlaugsson, 63          Director since 2001              Mr. Gunnlaugsson retired      Renaissance
c/o Fiduciary Management, Inc.      (Indefinite term); 4             from M&I Corporation          Learning Systems,
100 E. Wisconsin Avenue             Portfolios                       (Milwaukee, WI) in            Inc., FMI Funds,
Suite 2200                                                           December 2000.                Inc. and FMI
Milwaukee, WI  53202                                                                               Mutual Funds, Inc.
Director

Paul S. Shain, 45                   Director since 2001              Mr. Shain is Senior Vice      FMI Funds, Inc.
c/o Fiduciary Management, Inc.      (Indefinite term); 4             President of CDW              and FMI Mutual
100 E. Wisconsin Avenue             Portfolios                       Corporation (Vernon           Funds, Inc.
Suite 2200                                                           Hills, IL) and Chief
Milwaukee, WI  53202                                                 Executive Officer of CDW
Director                                                             Berbee (f/k/a Berbee
                                                                     Information Networks
                                                                     Corporation), a strategic
                                                                     business unit of CDW
                                                                     Corporation. CDW Berbee
                                                                     is a leading provider of
                                                                     Information Technology
                                                                     Services including
                                                                     unified communications,
                                                                     infrastructure integration,
                                                                     and hosting and managed
                                                                     services. Since January
                                                                     2000, Mr. Shain has been
                                                                     employed by such firm
                                                                     in various capacities.

Other Officers



                                     Term of Office, Length of
                                     Time Served and Number of                                           Other
    Name, Address, Age and          Portfolios in Fund Complex        Principal Occupation(s)        Directorships
          Position(s)                        Overseen                 During Past Five Years        Held by Director
--------------------------------    ----------------------------     --------------------------    -------------------

Kathleen M. Lauters, 55             Chief Compliance Officer         Since September 2004,         None
c/o Fiduciary Management, Inc.      since 2004 (at Discretion        Ms. Lauters has been the
100 East Wisconsin Avenue           of Board)                        Fund's Chief Compliance
Suite 2200                                                           Officer. From June 1995
Milwaukee, WI 53202                                                  to September 2004 Ms.
Chief Compliance Officer                                             Lauters was employed by
                                                                     Strong Capital
                                                                     Management (Menomonee
                                                                     Falls, WI), most
                                                                     recently as Senior
                                                                     Compliance Analyst.

Camille F. Wildes, 55               Vice President and               Ms. Wildes is a Vice          None
c/o Fiduciary Management, Inc.      Assistant Treasurer since        President of Fiduciary
100 East Wisconsin Avenue           1999 (One year term for          Management, Inc. and,
Suite 2200                          each office)                     since December 1982, has
Milwaukee, WI  53202                                                 been employed by the
Vice President and Assistant                                         Adviser  in various
Treasurer                                                            capacities.


Committees


                  The Fund's Board of Directors has created an audit committee whose members consist of Messrs. Allen, Arzbaecher, Dalton, Gunnlaugsson and Shain, all of whom are non-interested directors. The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund's internal controls and to review certain other matters relating to the Fund's auditors and financial records. The Fund's Board of Directors has no other committees. The Fund's Board of Directors met four times during the fiscal year ended September 30, 2007, and all of the directors, except for Mr. Arzbaecher who was elected director at the December 21, 2007 Board meeting, attended each of those meetings. The audit committee met once during the fiscal year ended September 30, 2007, and all of the members, except for Mr. Arzbaecher, attended that meeting.

                  During the fiscal year ended September 30, 2007, the Fund paid a total of $18,000 in fees to directors who were not officers of the Fund. In fiscal 2007, the Fund's standard method of compensating directors was to pay each director who is not an officer of the Fund a fee of $1,000 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $500. Currently, the Fund's standard method of compensating directors is to pay each director who is not an officer of the Fund a fee of $1,500 for each meeting of the Board of Directors attended, and each member of the audit committee an annual fee of $700.

                  The table below sets forth the aggregate compensation paid by the Corporation to each of the directors of the Corporation for the fiscal year ended September 30, 2007 and total compensation paid by the Corporation and the Fund Complex to each of the directors of the Corporation for the fiscal year ended September 30, 2007.

                               COMPENSATION TABLE



                                                            Pension or                           Total Compensation
                                       Aggregate       Retirement Benefits   Estimated Annual    from Fund and Fund
                                      Compensation      Accrued as Part of     Benefits Upon      Complex Paid to
         Name of Person                from Fund          Fund Expenses         Retirement          Director(1)
         --------------                ---------         --------------         ----------          -----------

Interested Directors

Patrick J. English                     $      0                 $   0              $   0               $     0

Ted D. Kellner                                0                     0                  0                     0

Donald S. Wilson                              0                     0                  0                     0

Non-Interested Directors

Barry K. Allen                         $  4,500                 $   0              $   0               $18,000

Robert C. Arzbaecher(2)                       0                     0                  0                     0

George D. Dalton                          4,500                     0                  0                18,000

Gordon H. Gunnlaugsson                    4,500                     0                  0                18,000

Paul S. Shain                             4,500                     0                  0                18,000


---------------


(1) FMI Funds, Inc., FMI Mutual Funds, Inc. and the Fund were the only investment companies in the Fund Complex during the fiscal year ended September 30, 2007.


(2) Elected director at December 21, 2007 Board meeting.


Code of Ethics


                  The Fund and the Adviser have adopted separate codes of ethics pursuant to Rule 17j-1 under the Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

Proxy Voting Policies

                  The Fund votes proxies in accordance with the Adviser's proxy voting policy. In general the Adviser votes proxies in a manner that it believes best protects the interests of the holders of common stock of the issuer. The Adviser generally votes in favor of the re-election of directors and the appointment of auditors. The Adviser generally votes against poison pills, green mail, super majority voting provisions, golden parachute arrangements, staggered board arrangements and the creation of classes of stock with superior voting rights. The Adviser generally votes in favor of maintaining preemptive rights for shareholders and cumulative voting rights. Whether or not the Adviser votes in favor of or against a proposal to a merger, acquisition or spin-off depends on its evaluation of the impact of the transaction on the common stockholder over a two to three year time horizon. The Adviser generally votes in favor of transactions paying what it believes to be a fair price in cash or liquid securities and against transactions which do not. The Adviser generally votes against traditional stock option plans unless the absolute amount is low and the options are earmarked to lower level employees. The Adviser generally votes in favor of compensation plans that encourage outright ownership of stock provided that they are based on tangible operating performance metrics and management is not excessively compensated. The Adviser generally supports management with respect to social issues (i.e. issues relating to the environment, labor, etc.)

                  In the event that a vote presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will vote with management on those issues for which brokerage firms are allowed to vote without customer approval under the rules of the New York Stock Exchange. On other issues, the Adviser will disclose the conflict to the Board of Directors and vote as the Board of Directors directs. If the Adviser receives no direction from the Board of Directors, the Adviser will abstain from voting.

                  Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at the Fund's website at http://www.fmifunds.com or the website of the Securities and Exchange Commission at http://www.sec.gov.

                           DOLLAR RANGE OF FUND SHARES


                  The following table describes the dollar range of equity securities of the Fund beneficially owned by each director as of December 31, 2007, which is also the valuation date:






                                                                      Aggregate Dollar Range of Equity Securities in
                                      Dollar Range of Equity            All Funds Overseen by Director in Family of
      Name of Director                Securities in the Fund                      Investment Companies(1)
------------------------------     ------------------------------     ------------------------------------------------

Interested Directors

Patrick J. English                         Over $100,000                               Over $100,000

Ted D. Kellner                             Over $100,000                               Over $100,000

Donald S. Wilson                         $10,001 - $50,000                             Over $100,000

Non-Interested Directors

Barry K. Allen                             Over $100,000                               Over $100,000

Robert C. Arzbaecher(2)                        None                                        None

George D. Dalton                           Over $100,000                               Over $100,000

Gordon H. Gunnlaugsson                     Over $100,000                               Over $100,000

Paul S. Shain                            $10,001 - $50,000                             Over $100,000


---------------

(1) The funds that comprise the "Family of Investment Companies" are the Fund, FMI Focus Fund, FMI Large Cap Fund, and FMI Provident Trust Strategy Fund.


(2) Elected director December 21, 2007 Board meeting.

                             PRINCIPAL SHAREHOLDERS


                  Set forth below are the names and addresses of all holders of the Fund's Common Stock who as of December 31, 2007 beneficially owned more than 5% of the then outstanding shares of the Fund's Common Stock as well as the number of shares of the Fund's Common Stock beneficially owned by all officers and directors of the Fund as a group, indicating in each case whether the person has sole or shared power to vote or dispose of such shares.





               Name and Address                                    Amount and Nature of                       Percent
             of Beneficial Owner                                  Beneficial Ownership                       of Class
             -------------------                                  --------------------                       ---------
                                                 Sole Power        Shared Power             Aggregate
                                                 ----------        ------------             ---------

Charles Schwab & Co., Inc. (1)                       --              8,018,997              8,018,997          40.73%
101 Montgomery Street
San Francisco, CA  94104

Fidelity Investments Institutional Operations        --              2,678,270              2,678,270          13.60%
Co. (FIIC)(1)
100 Magellan Way #KWIC
Covington, KY 41015-1999

Officers & Directors                                 --                 --                   968,460            4.92%
as a group (10 persons)                                                                    (2) (3) (4)


---------------------

(1)  Owned of record only.


(2) Includes 611,268 shares owned by the Adviser and retirement plans of the Adviser.

(3) Includes 26,456 shares held by an investment partnership over which Mr. Kellner has voting and investment authority.

(4) Includes 100,042 shares held in a trust and a foundation over which Mr. Kellner has voting and investment authority.

                  No person is deemed to "control," as that term is defined in the Act, the Fund. The Fund does not control any person.


            INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR

                  The investment adviser and administrator to the Fund is Fiduciary Management, Inc. (the "Adviser").

Investment Adviser

                  The Adviser is a Wisconsin corporation and a registered investment adviser. The Adviser is controlled by Ted D. Kellner. The Adviser's executive officers include Mr. Ted D. Kellner, Chairman of the Board and Chief Executive Officer; Mr. Donald S. Wilson, Vice Chairman, Treasurer and Chief Compliance Officer; Mr. Patrick J. English, President; Mr. John S. Brandser, Senior Vice President and Secretary; Ms. Camille F. Wildes, Vice President; Mr. Bladen Burns, Vice President; Mr. Cyril Arsac, Vice President; and Mr. Michael Stanley, Vice President. The directors of the Adviser are Messrs. Kellner and Wilson.


                  Pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement"), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser supervises and manages the investment portfolio of the Fund and subject to such policies as the Board of Directors may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space, and all necessary office facilities, equipment and executive personnel for managing the Fund's investments, and bears all sales and promotional expenses of the Fund, other than expenses incurred in complying with laws regulating the issue or role of securities. For the foregoing, the Adviser receives an annual fee of 1% of the average daily net assets of the Fund. During the fiscal years ended September 30, 2007, 2006, and 2005, the Fund paid the Adviser fees of $5,078,379, $4,559,671, and $4,293,914, respectively.


                  The Fund pays all of its expenses not assumed by the Adviser pursuant to the Advisory Agreement or the Administration Agreement described below including, but not limited to, the professional costs of preparing and the costs of printing its registration statements required under the Securities Act of 1933 and the Act and any amendments thereto, the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates, director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, and brokerage commissions and expenses in connection with portfolio transactions. The Fund also pays the fees of directors who are not interested persons of the Adviser or officers or employees of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems related thereto.


                  The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed 1.3% of the daily net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Prior to February 1, 2003, the Adviser had undertaken to reimburse the Fund to the extent that the aggregate annual operating expense, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceeded 2% of the daily net assets of the Fund for such year, as determined by valuations made as of the close of business each day of the year. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. No expense reimbursement was required during the fiscal years ended September 30, 2007, 2006, and 2005.


                  The benefits derived by the Adviser from soft dollar arrangements are described under the caption "Allocation of Portfolio Brokerage." None of the non-interested directors, nor any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

Portfolio Managers


                  Ted D. Kellner and Patrick J. English are the Fund's portfolio managers and are primarily responsible for the day-to-day management of the Fund's portfolio. These portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets shown is as of December 31, 2007.






                          Number of Other Accounts Managed and Total        Number of Accounts and Total Assets for
                                    Assets by Account Type                  Which Advisory Fee is Performance-Based
                                    ----------------------                  ---------------------------------------
                         Registered     Other Pooled                       Registered     Other Pooled
Name of                  Investment      Investment                        Investment      Investment        Other
Portfolio Manager        Companies        Vehicles      Other Accounts      Companies       Vehicles       Accounts
-----------------        ---------        --------      --------------      ---------       --------       --------

Ted D. Kellner               1                --              437               --               --             1

                        $638,841,215         $--        $1,833,960,310         $--              $--      $66,185,183

Patrick J. English           1                                437               --               --             1

                        $638,841,215         $--        $1,833,960,310         $--              $--      $66,185,183


                  The portfolio managers of the Fund are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.


                  The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of December 31, 2007.




                                                                           Method Used to Determine Compensation
Name of                            Form of             Source of        (Including Any Differences in Method Between
Portfolio Manager               Compensation         Compensation                     Account Types)
-----------------               ------------         ------------                     --------------
Ted D. Kellner                 Salary/Bonus            Adviser         Mr. Kellner's salary and bonus are based
                                                                       upon the revenues of Fiduciary Management,
                                                                       Inc. The type of account and source of
                                                                       the revenues have no bearing upon the
                                                                       salary and bonus except insofar as they
                                                                       affect the revenues of the company.

Patrick J. English             Salary/Bonus            Adviser         Mr. English's salary and bonus are based
                                                                       upon the management fees of Fiduciary
                                                                       Management, Inc.  The type of account has no
                                                                       bearing upon the salary and bonus except
                                                                       insofar as they affect the management fees
                                                                       of the company.

                  The dollar range of shares of the Fund beneficially owned by Mr. Kellner is over $1,000,000 and the dollar range of shares of the Fund beneficially owned by Mr. English is over $1,000,000.

Administrator


                  The Adviser is also the administrator to the Fund. Pursuant to an administration agreement (the "Administration Agreement") between the Fund and the Adviser, the Adviser supervises all aspects of the Fund's operations except those performed by it as investment adviser. In connection with such supervision the Adviser prepares and maintains the books, accounts and other documents required by the Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements, prepares reports and filings with the Securities and Exchange Commission and with state Blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial accounts and records and generally assists in all aspects of the Fund's operations. For the foregoing, the Adviser receives an annual fee of 0.1% on the first $30,000,000 of the average daily net assets of the Fund and an annual fee of 0.05% on the average daily net assets of the Fund in excess of $30,000,000. During the fiscal years ended September 30, 2007, 2006, and 2005, the Fund paid the Adviser fees of $268,918, $242,983, and $229,695, respectively, pursuant to the Administration Agreement.


                  The Advisory Agreement and the Administration Agreement will remain in effect as long as their continuance is specifically approved at least annually, by (i) the Board of Directors of the Fund, or by the vote of a majority (as defined in the Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or the Administration Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

Term of Agreements and Liability

                  Both the Advisory Agreement and the Administration Agreement provide that they may be terminated at any time without the payment of any penalty, by the Board of Directors of the Fund or by vote of a majority of the Fund's shareholders, by providing 60 days prior written notice to the Adviser, and by the Adviser on the same notice to the Fund and that they shall be automatically terminated if they are assigned.

                  The Advisory Agreement and the Administration Agreement provide that the Adviser shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement and the Administration Agreement also provide that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                        DETERMINATION OF NET ASSET VALUE

                  The net asset value of the Fund normally will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day,

Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The Fund's net asset value per share is determined by dividing the total value of its investments and other assets, less any liabilities, by the number of its outstanding shares.

                  In determining the net asset value of the Fund's shares, securities that are listed on a national securities exchange (other than The Nasdaq Stock Market, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid price.

                  Any securities for which there are no readily available market quotations will be valued at their fair value pursuant to procedures established by and under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended.

                             DISTRIBUTION OF SHARES

                  The Fund is a no-load fund and as such offers its shares directly to the public. Additionally the Fund may enter into agreements with broker-dealers, financial institutions or other service providers that may include the Fund as an investment alternative in the programs they offer or administer.

                            AUTOMATIC INVESTMENT PLAN

                  Shareholders wishing to invest fixed dollar amounts in the Fund monthly or quarterly can make automatic purchases in amounts of $50 or more on any day they choose by using the Fund's Automatic Investment Plan. If such day is a weekend or holiday, such purchase shall be made on the next business day. There is no service fee for participating in this Plan. To use this service, the shareholder must authorize the transfer of funds from their checking account or savings account by completing the Automatic Investment Plan application included as part of the share purchase application. Additional application forms may be obtained by calling the Fund's office at (414) 226-4555. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The Fund reserves the right to suspend, modify or terminate the Automatic Investment Plan without notice. If your bank rejects your payment, the Fund's transfer agent will charge a $25 fee to your account.

                  Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any changes to their Automatic Investment Plan at least five calendar days prior to the effective date. The transfer agent is unable to debit mutual fund or "pass through" accounts. The Automatic Investment Plan is designed to be a method to implement dollar cost averaging. Dollar cost averaging is an investment approach providing for the investment of a specific dollar amount on a regular basis thereby precluding emotions dictating investment decisions. Dollar cost averaging does not insure a profit nor protect against a loss.

                              REDEMPTION OF SHARES

                  The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or (c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

                               EXCHANGE PRIVILEGE

                  Investors may exchange shares of the Fund for shares of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Provident Trust Strategy Fund and the First American Prime Obligations Fund at their net asset value and at a later date exchange such shares and shares purchased with reinvested dividends for shares of the Fund at net asset value. Investors who are interested in exercising the exchange privilege should first contact the Fund to obtain instructions and any necessary forms. The exchange privilege does not in any way constitute an offering of, or recommendation on the part of the Fund or the Adviser of, an investment in the FMI Focus Fund, the FMI Large Cap Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund, as applicable.

                  The exchange privilege will not be available if (i) the proceeds from a redemption of shares are paid directly to the investor or at his or her discretion to any persons other than the Fund or (ii) the proceeds from redemption of the shares of the FMI Focus Fund, the FMI Large Cap Fund, the FMI Provident Trust Strategy Fund and the First American Prime Obligations Fund, as applicable, are not immediately reinvested in shares of the Fund or the FMI Focus Fund, the FMI Large Cap Fund, the FMI Provident Trust Strategy Fund or the First American Prime Obligations Fund through a subsequent exercise of the exchange privilege. There is currently no limitation on the number of exchanges an investor may make. The exchange privilege may be terminated by the Fund upon at least 60 days prior notice to investors.

                  For federal income tax purposes, a redemption of shares of the Fund pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Internal Revenue Code of 1986.

                           SYSTEMATIC WITHDRAWAL PLAN

                  The Fund has available to shareholders a Systematic Withdrawal Plan, pursuant to which a shareholder who owns shares of the Fund worth at least $10,000 at current net asset value may provide that a fixed sum will be distributed to him or her at regular intervals. To participate in the Systematic Withdrawal Plan, a shareholder deposits his or her Fund shares with the Fund and appoints it as his agent to effect redemptions of shares held in his or her account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to him or her out of the account. To utilize the Systematic Withdrawal Plan, the shares cannot be held in certificate form. The Systematic Withdrawal Plan does not apply to shares of the Fund held in Individual Retirement Accounts or retirement plans. An application for participation in the Systematic Withdrawal Plan is included as part of the share purchase application. Additional application forms may be obtained by calling the Fund at
(414) 226-4555.

                  The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemption of Fund shares in the account at net asset value. Redemptions will be made on such day (no more than monthly) as a shareholder chooses or, if that day is a weekend or holiday, on the next business day. When participating in the Systematic Withdrawal Plan, shareholders should elect to have all income dividends and capital gains distributions payable by the Fund on shares held in such account reinvested into additional Fund shares at net asset value. This election can be made at the time of application or can be changed at any time. The shareholder may deposit additional shares in his or her account at any time.

                  Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

                  Shareholders should notify the transfer agent, U.S. Bancorp Fund Services, LLC, of any other changes to their Systematic Withdrawal Plan at least five calendar days prior to the effective date. The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying U.S. Bancorp Fund Services, LLC, the Fund's transfer agent.

                        ALLOCATION OF PORTFOLIO BROKERAGE

                  Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price (i.e., the price after giving effect to commissions, if any). Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., "markups" when the market maker sells a security and

"markdowns" when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.


                  In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. Brokerage commissions paid by the Fund during the fiscal years ended September 30, 2007, 2006, and 2005 totaled $687,618 on total transactions of $509,152,044; $563,539 on total transactions of $372,342,746; and $433,471 on total transactions of $275,809,991, respectively. Of the brokerage commissions paid by the Fund in the fiscal year ended September 30, 2007, all of brokerage commissions were paid to brokers who provided research services to the Adviser other than brokerage commissions of $166,068 on transactions having a total value of $220,008,777.


                                    CUSTODIAN

                  U.S. Bank, N.A., Custody Operations, 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, acts as custodian for the Fund. As such, U.S. Bank, N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. U.S. Bank, N.A. does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A., acts as the Fund's transfer agent and dividend disbursing agent. Its address is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

                                      TAXES

                  The Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code.

                  The Fund has so qualified in each of its fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

                  The Fund intends to distribute substantially all of its net investment income and net capital gain each fiscal year. Dividends from net investment income, including short-term capital gains, are taxable to investors as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gains are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Distributions from the Fund are taxable to investors, whether received in cash or in additional shares of the Fund. A portion of the Fund's income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

                  From time to time the Fund may elect to treat a portion of earnings and profits included in shareholder redemptions as part of the Fund's dividends paid deduction.

                  Any dividend or capital gain distribution paid shortly after a purchase of shares of the Fund, will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of the Fund immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

                   Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long-term or short-term, depending on the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

                  The Fund may be required to withhold Federal income tax at a rate of 28% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with a correct social security or other tax identification number.

                  This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              SHAREHOLDER MEETINGS

                  The Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Act. The Fund has adopted the appropriate provisions in its bylaws and may, at its discretion, not hold an annual meeting in any year in which none of the following matters is required to be acted upon by the shareholders under the
Act: (i) election of directors; (ii) approval of an investment advisory agreement; (iii) ratification of the selection of auditors; and (iv) approval of a distribution agreement.

                  The Fund's bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

                  Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

                  If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

                  After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

                  The Fund's authorized capital consists of an indefinite number of shares of Common Stock. Shareholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be declared by the Fund's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors and in such event the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

                  The shares are redeemable and are freely transferable. All shares issued and sold by the Fund will be fully paid and nonassessable except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law. Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock.

                  The Fund will not issue certificates evidencing shares of Common Stock purchased unless so requested in writing. Where certificates are not issued, the shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of Common Stock. Any shareholder may deliver certificates to U.S. Bancorp Fund Services, LLC and direct that his account be credited with the shares. A shareholder may direct U.S. Bancorp Fund Services, LLC at any time to issue a certificate for his shares of Common Stock without charge.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                  PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202 currently serves as the independent registered public accounting firm for the Fund. PricewaterhouseCoopers LLP has served as the Fund's independent registered public accounting firm since the fiscal year ended September 30, 1989. As such, PricewaterhouseCoopers LLP is responsible for auditing the financial statements of the Fund.

                        DESCRIPTION OF SECURITIES RATINGS

                  The Fund may invest in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

                  Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation.

                  The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

                  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

                  The ratings are based, in varying degrees, on the following considerations:

                  I. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                  II. Nature of and provisions of the obligation; and

                  III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                  The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

                  AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

                  Moody's Bond Ratings. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                  The Fund may also invest in commercial paper and commercial paper master notes assigned ratings of A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's. A brief description of the ratings symbols and their meanings follows.

                  Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current opinion of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The three highest categories are as follows:

                  A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designated "A-1".

                  A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

                  Moody's Investors Service, Inc. Commercial Paper. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

                  Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

                  Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

          --   Leading market positions in well-established industries.

          --   High rates of return on funds employed.

          -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

                  Prime-2 - Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                  Prime-3 - Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                                     PART C

                                OTHER INFORMATION


Item 23.     Exhibits

              (a)(i) Registrant's Articles of Incorporation, as amended. (2)

              (a)(ii) Articles of Amendment. (3)

              (b)    Registrant's By-Laws, as amended. (1)

              (c)    None.

              (d)    Investment Advisory Agreement. (4)

              (e)    None.

              (f)    None.

              (g)(i) Custody Agreement with U.S. Bank National Association. (5)


              (g)(ii) Amendment to Custody Agreement. (7)


              (h)(i) Administration Agreement. (2)


              (h)(ii) Transfer Agent Servicing Agreement with U.S. Bancorp Fund
                     Services, LLC. (7)

              (h)(iii) Amendment to Transfer Agent Servicing Agreement. (7)


              (i)    Opinion of Foley & Lardner LLP, counsel for Registrant.

              (j)    Consent of PricewaterhouseCoopers LLP.

              (k)    None.

              (l)    Subscription Agreement. (2)

              (m)    None.

              (n)    None.

              (p)(i) Code of Ethics of Registrant. (6)

              (p)(ii) Code of Ethics of Fiduciary Management, Inc. (6)

-----------------------

(1) Previously filed as an exhibit to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post Effective Amendment No. 17 was filed on January 29, 1997 and its accession number is 0000897069-97-000029.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 18 was filed on January 28, 1998 and its accession number is 0000897069-98-000016.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 22 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 22 was filed on January 28, 2002 and its accession number is 0000897069-02-000040.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 23 was filed on January 30, 2003 and its accession number is 0000897069-03-000122.

(5) Previously filed as an exhibit to Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 24 was filed on January 29, 2004 and its accession number is 0000897069-04-000204.

(6) Previously filed as an exhibit to Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 26 was filed on January 27, 2006 and its accession number is 0000897069-06-000204.


(7) Previously filed as an exhibit to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A and incorporated by reference thereto. Post-Effective Amendment No. 27 was filed on January 30, 2007 and its accession number is 0000897069-07-000216.


Item 24.     Persons Controlled by or under Common Control with Registrant

                  Registrant is not controlled by any person. Registrant neither controls any person nor is any person under common control with Registrant.

Item 25.     Indemnification

                  Pursuant to the authority of the Wisconsin Business Corporation Law, Registrant's Board of Directors has adopted the following By-Law which is in full force and effect and has not been modified or cancelled:

                                  Article VII

                                 INDEMNIFICATION

              7.01 Provision of Indemnification. The corporation shall indemnify all of its corporate representatives against expenses, including attorney's fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Wisconsin Business Corporation Law.

              7.02 Determination of Right to Indemnification. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if a determination that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in Section 7.01. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding; or (ii) if the required quorum is not obtainable or if a quorum of disinterested directors so direct, by independent legal counsel in a written opinion. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

              7.03 Allowance of Expenses. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Sections 180.0853 or
       180.0856 of the Wisconsin Business Corporation Law upon receipt of an undertaking by or on behalf of the corporate representative, secured by a surety bond or other similar insurance paid for by such corporate representative, to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this by-law.

              7.04 Additional Rights to Indemnification. The indemnification provided by this by-law shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these by-laws, any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

              7.05 Insurance. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this by-law, provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith, or reckless disregard of the duties and obligations involved in the conduct of his or her office.

              7.06 Definitions. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was or is threatened to be made a party to a proceeding described herein.

                  In reference to Article VII, Section 7.01 of the By-laws,
Section 180.0851 of the Wisconsin Business Corporation Law provides for mandatory indemnification (a) if a corporate representative was successful on the merits or otherwise in the defense of a proceeding, and (b) if the corporate representative was not successful on the merits or otherwise but the liability incurred was not the result of a breach or failure to perform a duty which constituted any of the following: (1) a willful failure to deal fairly with the corporation or its shareholders in connection with a matter in which the corporate representative has a material conflict of interest; (2) a violation of criminal law, unless the corporate representative had reasonable cause to believe his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful; (3) a transaction from which the corporate representative derived an improper personal profit; or (4) willful misconduct.

                  Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.     Business and Other Connections of Investment Adviser

                  Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.     Principal Underwriters

                  Registrant has no principal underwriters.

Item 28.     Location of Accounts and Records

                  All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Treasurer, Ted D. Kellner, at the corporate offices of the Registrant's administrator, 225 East Mason Street, Milwaukee, Wisconsin 53202.

Item 29.     Management Services

                  All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.     Undertakings

                  Registrant undertakes to provide its Annual Report to Shareholders upon request without charge to any recipient of a Prospectus.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin on the 25 day of January, 2008.


                           FMI COMMON STOCK FUND, INC.
                                      (Registrant)



                             By:   /s/ Ted D. Kellner
                                   --------------------------------------------
                                   Ted D. Kellner, President

                  Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.



         Name                                              Title                                       Date

/s/ Ted D. Kellner                                Principal Executive, Financial and            January 25, 2008
------------------------------------              Accounting Officer and Director
Ted D. Kellner

/s/ Barry K. Allen                                Director                                      January 26, 2008
------------------------------------
Barry K. Allen

/s/ Robert C. Arzbaecher                          Director                                      January 25, 2008
------------------------------------
Robert C. Arzbaecher

/s/ George D. Dalton                              Director                                      January 25, 2008
------------------------------------
George D. Dalton

/s/ Patrick J. English                            Director                                      January 25, 2008
------------------------------------
Patrick J. English

/s/ Gordon H. Gunnlaugsson                        Director                                      January 25, 2008
------------------------------------
Gordon H. Gunnlaugsson

/s/ Paul S. Shain                                 Director                                      January 25, 2008
------------------------------------
Paul S. Shain

/s/ Donald S. Wilson                              Director                                      January 25, 2008
------------------------------------
Donald S. Wilson


                                 Signature Page

                                  EXHIBIT INDEX

    Exhibit No.                       Exhibit

          (a)(i)    Registrant's Articles of Incorporation, as amended.*

          (a)(ii)   Articles of Amendment.*

          (b)       Registrant's By-Laws, as amended.*

          (c)       None.

          (d)       Investment Advisory Agreement.*

          (e)       None.

          (f)       None.

          (g)(i)    Custody Agreement with U.S. Bank National Association.*


          (g)(ii)   Amendment to Custody Agreement.*


          (h)(i)    Administration Agreement.*


          (h)(ii) Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC.*

          (h)(iii)  Amendment to Transfer Agent Servicing Agreement.*


          (i)       Opinion of Foley & Lardner LLP, counsel for Registrant.

          (j)       Consent of PricewaterhouseCoopers LLP.

          (k)       None.

          (l)       Subscription Agreement.*

          (m)       None.

          (n)       None.

          (p)(i)    Code of Ethics of Registrant.*

          (p)(ii)   Code of Ethics of Fiduciary Management, Inc.*

-----------------

                  * Filed previously.